UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6001

Oppenheimer Global Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Global Opportunities Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	MSCI All Country (AC)
			World Index
6-Month	9.45%	3.16%	5.28%
1-Year	7.09	0.93	-4.34
5-Year	7.75	6.48	5.22
10-Year	5.52	4.90	4.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a return of 9.45% during the reporting period, outperforming its benchmark, the MSCI All Country (AC) World Index (the “Index”), which returned 5.28%. We like to invest in companies with considerable intellectual property, where there is the potential for transformational monetization in the future. No surprise then that more than 50% of the portfolio is invested in health care and information technology at period end, and 70% in health care, information technology and consumer discretionary. Health care and information technology were the strongest contributors to performance relative to the Index this reporting period. Stock selection contributed positively to performance of both of these sectors, and our overweight to information technology also benefited. However, consumer discretionary was a detractor from relative performance this reporting period, due largely to stock selection.

MARKET OVERVIEW

The six-month reporting period ended March 31, 2016, was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum. We don’t like to invest in commodities, precisely because of what unfolded in 2015. In our opinion, not much separates one company from another than balance sheet dynamics. This means many mining and energy companies are leveraged plays of one sort or another on an underlying commodity price. That is not something we are interested in investing in.

Volatility continued in the first quarter of 2016. Adding to concerns over China’s slowing economy and falling crude oil prices were concerns of slowing global and domestic economic growth. Sentiment improved in March as the Fed began to hint at lowering the trajectory of rate rises. Oil prices stabilized. Commodities, which have been declining from their super cycle peak for some time, rallied significantly.

FUND REVIEW

The top three performing holdings of the Fund this reporting period were Nektar Therapeutics, Fingerprint Cards AB and Advanced Micro Devices, Inc.

Nektar Therapeutics has been the largest holding in the Fund for some time. We have been believers in the monetization potential of the company’s drug pipeline.

3          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

In recent months good progress has been made. Movantik, a treatment for opioid induced constipation, which it developed in partnership with AstraZeneca, is now in the marketplace, and off to a good start. The company is also showing some progress, though it is early on, for treatments in immunotherapy and pain management.

Fingerprint Cards AB is a Swedish company on the cutting edge of fingerprint identification, a big trend. Fully half of the smartphones sold this year will utilize this form of identification. Longer term we also see fingerprint identification technology expanding to credit cards, cars and homes. Though the stock has had a very large advance in the last year, we continue to like its potential.

Advanced Micro Devices (“AMD”), like Nektar, has been a long term holding. The company has worked through a long-term restructuring. We find the prospects for AMD to be interesting. They now outsource their capital intensive fabrication facilities, and have a competitive product architecture. AMD holds a dominant position in video gaming as well. Gaming is now a bigger business than film, so this is no trivial issue. It may not be long, in our view, before gaming tablets come to market. Also, virtual reality devices point towards a more chip intensive future for gaming.

Detractors from performance this reporting period included Anacor Pharmaceuticals, Inc., IP Group plc and MorphoSys AG.

Anacor Pharmaceuticals is a biopharmaceutical company that focuses on discovering, developing and commercializing novel small-molecule therapeutics derived from its boron chemistry platform. It markets KERYDIN (tavaborole), a topical solution for the treatment of fungal infections of the toenails. Anacor, like many biotech stocks, corrected sharply beginning in the latter half of 2015. The slide continued into the first quarter of 2016. We believe the company’s pipeline holds promise.

IP Group is an intellectual property company that helps universities outsource scientific discoveries. IP Group’s most valued asset is a company called Oxford Nanopore Technologies, which is seeking to go public. Illumina, the dominant factor in genetic profiling, filed lawsuits against Oxford Nanopore around its patents. The market reacted negatively to this during the reporting period, but we remain confident in the long-term viability of the holding.

The Fund has a large position in antibody discovery companies, including MorphoSys, Genmab A/S and Ablynx NV. Shares of MorphoSys declined this period as one of the company’s leading drug candidates competes with an antibody of Genmab. Genmab’s antibody has had great success, leading to concerns that MorphoSys’ antibody will not be able to compete. We do not consider this a long-term concern. We have owned MorphoSys for a long time and are very confident in its collection of antibodies.

4          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STRATEGY & OUTLOOK

Our strategy is to invest in a collection of businesses where we see potential for a small, perhaps even a struggling business today, to be transformed into a large, highly profitable one in the future. We do not generally look for screaming bargains in the here and now. Rather, we look for stocks that look like screaming bargains on a long-term view, where the business economics can be shifted in transformational fashion. This can come in the form of a breakthrough technology, a new drug approval, or an entirely new business model coming to the forefront.

Our style unfortunately does not lend itself to constant reward. Often our rewards come along at irregular intervals. Perhaps the most important thing we have come to understand over the 20 plus years managing the portfolio is a simple one. You have to have winners. Investment success is about making enough money in your winners to overcome the mistakes. That is what we spend our time trying to uncover, and on balance we have had success doing it.

Frank V. Jennings, Ph. D. Portfolio Manager

5          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nektar Therapeutics	10.9%
Fingerprint Cards AB, Cl. B	4.4
Genmab AS	3.4
Advanced Micro Devices, Inc.	3.2
Coherent, Inc.	2.5
Pandora AS	2.4
Arcam AB	2.1
Novozymes AS, Cl. B	2.1
H. Lundbeck AS	2.0
SuperGroup plc	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	47.3%
United Kingdom	13.1
Denmark	10.0
Germany	8.1
Japan	6.7
Sweden	6.5
France	4.4
Belgium	1.4
Netherlands	0.7
Italy	0.6

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of investments.

6          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	9.45%	7.09%	7.75%	5.52%
Class B (OGGIX)	10/10/95	9.04	6.27	6.84	5.00
Class C (OGICX)	12/1/93	9.03	6.27	6.94	4.72
Class I (OGIIX)	1/27/12	9.68	7.55	10.37*	N/A
Class R (OGINX)	3/1/01	9.32	6.80	7.42	5.18
Class Y (OGIYX)	2/1/01	9.58	7.34	8.04	5.84

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	3.16%	0.93%	6.48%	4.90%
Class B (OGGIX)	10/10/95	4.04	1.27	6.53	5.00
Class C (OGICX)	12/1/93	8.03	5.27	6.94	4.72
Class I (OGIIX)	1/27/12	9.68	7.55	10.37*	N/A
Class R (OGINX)	3/1/01	9.32	6.80	7.42	5.18
Class Y (OGIYX)	2/1/01	9.58	7.34	8.04	5.84

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes

7          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800. CALL OPP (225.5677).

8          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 1,094.50	$ 6.20
Class B	1,000.00	1,090.40	10.19
Class C	1,000.00	1,090.30	10.19
Class I	1,000.00	1,096.80	3.94
Class R	1,000.00	1,093.20	7.56
Class Y	1,000.00	1,095.80	4.94

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.10	5.97
Class B	1,000.00	1,015.30	9.82
Class C	1,000.00	1,015.30	9.82
Class I	1,000.00	1,021.25	3.80
Class R	1,000.00	1,017.80	7.29
Class Y	1,000.00	1,020.30	4.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.18%
Class B	1.94
Class C	1.94
Class I	0.75
Class R	1.44
Class Y	0.94

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—94.8%
Consumer Discretionary—21.3%
Automobiles—1.7%
Tesla Motors, Inc.[1]	250,000	$ 57,442,500
Diversified Consumer Services—0.5%
Sotheby’s	600,000	16,038,000
Hotels, Restaurants & Leisure—2.3%
Chipotle Mexican Grill, Inc., Cl. A1	70,000	32,967,900
InterContinental Hotels Group plc	1,000,000	41,045,222
		74,013,122

Household Durables—1.1%
iRobot Corp.[1]	1,000,000	35,300,000
Internet & Catalog Retail—3.5%
ASKUL Corp.	600,000	24,401,957
ASOS plc[1]	700,000	32,489,520
Rakuten, Inc.	2,000,000	19,278,391
Yoox Net-A-Porter Group SpA[1]	590,000	18,070,555
Zalando SE1,2	600,000	19,686,648
		113,927,071

Media—4.4%
CyberAgent, Inc.	800,000	37,078,765
DreamWorks Animation SKG, Inc., Cl. A1	1,400,000	34,930,000
Entertainment One Ltd.	4,000,000	8,702,675
Schibsted ASA, Cl. A	450,000	13,123,061
Stroeer SE & Co. KGaA	300,000	18,847,320
Technicolor SA	5,000,000	31,213,580
		143,895,401

Specialty Retail—3.6%
Jin Co. Ltd.	600,000	23,445,813
L’Occitane International SA	3,435,000	6,119,271
SuperGroup plc	3,000,000	61,139,032
Urban Outfitters, Inc.[1]	800,000	26,472,000
		117,176,116

Textiles, Apparel & Luxury Goods—4.2%
Global Brands Group Holding Ltd.[1]	35,000,000	4,241,956
Iconix Brand Group, Inc.[1,3]	6,000,000	48,300,000
Mulberry Group plc	500,000	7,074,026

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Pandora AS	600,000	$ 78,241,948
		137,857,930

Consumer Staples—1.1%
Personal Products—1.1%
Ci:z Holdings Co. Ltd.	1,800,000	36,855,595
Financials—4.6%
Capital Markets—3.6%
Allied Minds plc[1]	4,000,000	27,140,367
IP Group plc[1]	20,785,545	52,424,436
Rothschild & Co.	1,500,000	37,042,338
		116,607,141

Diversified Financial Services—1.0%
IG Group Holdings plc	3,000,000	34,410,400
Health Care—30.5%
Biotechnology—9.9%
3-D Matrix Ltd.[1]	900,000	7,078,848
Abcam plc	1,000,000	8,446,284
Ablynx NV1	1,150,000	16,543,436
Anacor Pharmaceuticals, Inc.[1]	500,000	26,725,000
Arrowhead Research Corp.[1,3]	3,000,000	14,460,000
Cepheid[1]	1,400,000	46,704,000
Exact Sciences Corp.[1]	1,500,000	10,110,000
Genmab AS1	800,000	110,756,214
Halozyme Therapeutics, Inc.[1]	1,000,000	9,470,000
Innate Pharma SA1	1,000,000	13,798,957
Rigel Pharmaceuticals, Inc.[1,3]	5,000,000	10,400,000
Seattle Genetics, Inc.[1]	1,400,000	49,126,000
		323,618,739

Health Care Equipment & Supplies—2.8%
Carl Zeiss Meditec AG1	1,000,000	30,876,768
Consort Medical plc[3]	2,856,109	44,003,504
Ion Beam Applications	400,000	16,976,126
		91,856,398

11          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Technology—1.6%
M3, Inc.	2,000,000	$ 50,190,705

Life Sciences Tools & Services—2.5%
Bruker Corp.	1,400,000	39,200,000
MorphoSys AG1	900,000	43,216,630
		82,416,630

Pharmaceuticals—13.7%
GW Pharmaceuticals plc, ADR[1]	100,000	7,215,000
H. Lundbeck AS1	2,000,000	65,802,584
Merck KGaA	200,000	16,675,898
Nektar Therapeutics[1,3]	26,000,000	357,500,000
		447,193,482

Industrials—10.2%
Aerospace & Defense—2.1%
Boeing Co. (The)	300,000	38,082,000
Hexcel Corp.	700,000	30,597,000
		68,679,000

Electrical Equipment—1.0%
Blue Solutions[1]	360,000	6,244,303
OSRAM Licht AG	500,000	25,673,432
		31,917,735

Machinery—5.7%
Albany International Corp., Cl. A	400,000	15,036,000
Arcam AB1,3	3,148,808	67,866,251
KUKA AG	400,000	41,872,833
SLM Solutions Group AG1,3	1,450,000	36,606,509
Spirax-Sarco Engineering plc	464,285	24,188,021
		185,569,614

Professional Services—1.4%
Acacia Research Corp.	2,500,000	9,475,000
Bureau Veritas SA	450,000	10,002,798
Teleperformance	300,000	26,371,160
		45,848,958

Information Technology—22.1%
Electronic Equipment, Instruments, & Components—9.2%
Cognex Corp.	600,000	23,370,000
Coherent, Inc.[1]	900,000	82,710,000
Corning, Inc.	1,000,000	20,890,000
Fingerprint Cards AB, Cl. B1	2,500,000	144,363,769

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
VeriFone Systems, Inc.[1]	1,000,000	$ 28,240,000
		299,573,769

Internet Software & Services—3.7%
Alibaba Group Holding Ltd., Sponsored ADR[1]	181,000	14,304,430
Angie’s List, Inc.[1]	2,000,000	16,140,000
Criteo SA, Sponsored ADR[1]	500,000	20,710,000
Hortonworks, Inc.[1]	97,520	1,101,976
Pandora Media, Inc.[1]	1,000,000	8,950,000
Yahoo!, Inc.[1]	1,600,000	58,896,000
		120,102,406

Semiconductors & Semiconductor Equipment—4.9%
Advanced Micro Devices, Inc.[1]	37,000,000	105,450,000
Cree, Inc.[1]	500,000	14,550,000
Synaptics, Inc.[1]	500,000	39,870,000
		159,870,000

Software—3.5%
Gemalto NV	300,000	22,110,897
PTC, Inc.[1]	1,200,000	39,792,000
Qlik Technologies, Inc.[1]	1,000,000	28,920,000
SDL plc	2,000,000	11,845,773
WANdisco plc[1,3]	5,276,000	13,428,301
		116,096,971

Technology Hardware, Storage & Peripherals—0.8%
Xaar plc[3]	4,000,000	27,945,541
Materials—5.0%
Chemicals—5.0%
Croda International plc	500,000	21,773,645
Novozymes AS, Cl. B	1,500,000	67,222,397
Symrise AG	500,000	33,425,452
Toray Industries, Inc.	3,000,000	25,507,791
Umicore SA	300,000	14,895,016
		162,824,301
Total Common Stocks (Cost $2,326,824,674)		3,097,227,525

12          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Investment Company—4.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[3,4] (Cost $154,571,503)	154,571,503	$154,571,503

Total Investments, at Value (Cost $2,481,396,177)	99.5%	3,251,799,028

Net Other Assets (Liabilities)	0.5	16,159,528

Net Assets	100.0%	$3,267,958,556

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,686,648 or 0.60% of the Fund’s net assets at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016

Arcam AB	3,148,808	—	—	3,148,808
Arrowhead Research Corp.	3,000,000	—	—	3,000,000
Consort Medical plc	2,856,109	—	—	2,856,109
Iconix Brand Group, Inc.	—	6,000,000	—	6,000,000
LeapFrog Enterprises, Inc., Cl. A	3,500,000	—	3,500,000	—
Nektar Therapeutics	26,400,000	—	400,000	26,000,000
Oppenheimer Institutional Money
Market Fund, Cl. E	71,266,170	361,777,040	278,471,707	154,571,503
Rigel Pharmaceuticals, Inc.	5,000,000	—	—	5,000,000
SLM Solutions Group AG	1,450,000	—	—	1,450,000
WANdisco plc	4,000,000	1,276,000	—	5,276,000
Xaar plc	3,000,000	1,000,000	—	4,000,000

		Value	Income	Realized Loss
Arcam AB		$67,866,251	$—	$—
Arrowhead Research Corp.		14,460,000	—	—
Consort Medical plc		44,003,504	277,498	—
Iconix Brand Group, Inc.		48,300,000	—	—
LeapFrog Enterprises, Inc., Cl. A		—	—	23,643,709
Nektar Therapeutics		357,500,000	—	6,349,131
Oppenheimer Institutional Money Market Fund, Cl. E		154,571,503	178,525	—
Rigel Pharmaceuticals, Inc.		10,400,000	—	—
SLM Solutions Group AG		36,606,509	—	—
WANdisco plc		13,428,301	—	—
Xaar plc		27,945,541	—	—

Total		$775,081,609	$456,023	$29,992,840

13          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,531,786,879	47.3%
United Kingdom	423,271,747	13.1
Denmark	322,023,143	10.0
Germany	266,881,490	8.1
Japan	223,837,864	6.7
Sweden	212,230,020	6.5
France	145,383,136	4.4
Belgium	48,414,578	1.4
Netherlands	22,110,897	0.7
Italy	18,070,556	0.6
China	14,304,430	0.4
Norway	13,123,061	0.4
Luxembourg	6,119,271	0.2
Hong Kong	4,241,956	0.2

Total	$3,251,799,028	100.0%

Forward Currency Exchange Contracts as of March 31, 2016

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	04/2016	EUR	94,055	USD	104,962	$2,099,044	$—
BOA	07/2016	SEK	834,100	USD	98,517	4,563,806	—
BOA	04/2016 - 07/2016	USD	80,714	DKK	552,680	—	3,789,178
BOA	07/2016	USD	100,896	SEK	834,100	—	2,184,182
DEU	04/2016	DKK	350,630	USD	52,396	1,163,224	—
DEU	07/2016	EUR	45,130	USD	50,454	1,043,364	—
DEU	04/2016	GBP	67,630	USD	96,908	228,431	—
DEU	04/2016 - 07/2016	USD	151,085	EUR	139,185	—	7,473,245
DEU	04/2016	USD	99,741	GBP	67,630	2,604,319	—
JPM	07/2016	DKK	202,050	USD	30,309	634,621	—

Total Unrealized Appreciation and Depreciation						$12,336,809	$13,446,605

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
DEU	Deutsche Bank AG
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
SEK	Swedish Krona

See accompanying Notes to Financial Statements.

14          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,704,561,889)	$2,476,717,419
Affiliated companies (cost $776,834,288)	775,081,609

3,251,799,028

Cash	4,000,277

Cash—foreign currencies (cost $14,162,428)	14,362,500

Unrealized appreciation on forward currency exchange contracts	12,336,809

Receivables and other assets:
Shares of beneficial interest sold	2,773,208
Dividends	1,453,744
Investments sold	240,458
Other	279,764

Total assets	3,287,245,788

Liabilities
Unrealized depreciation on forward currency exchange contracts	13,446,605

Payables and other liabilities:
Shares of beneficial interest redeemed	4,638,469
Distribution and service plan fees	564,712
Trustees’ compensation	542,821
Shareholder communications	8,452
Other	86,173

Total liabilities	19,287,232

Net Assets	$3,267,958,556

Composition of Net Assets
Par value of shares of beneficial interest	$77,325

Additional paid-in capital	2,529,191,511

Accumulated net investment loss	(91,650,361)

Accumulated net realized gain on investments and foreign currency transactions	60,835,798

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	769,504,283

Net Assets	$3,267,958,556

15          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,237,628,671 and 52,223,740 shares of beneficial interest outstanding)	$42.85

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$45.46

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,070,521 and 725,535 shares of beneficial interest outstanding)	$38.69

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $410,428,552 and 10,596,009 shares of beneficial interest outstanding)	$38.73

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $80,191,983 and 1,851,117 shares of beneficial interest outstanding)	$43.32

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $97,944,803 and 2,359,979 shares of beneficial interest outstanding)	$41.50

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $413,694,026 and 9,568,559 shares of beneficial interest outstanding)	$43.23

See accompanying Notes to Financial Statements.

16          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $499,925)	$7,001,955
Affiliated companies	456,023

Interest	20,975

Total investment income	7,478,953

Expenses
Management fees	11,246,103

Distribution and service plan fees:
Class A	2,669,936
Class B	157,156
Class C	2,003,730
Class R	228,650

Transfer and shareholder servicing agent fees:
Class A	2,411,218
Class B	34,701
Class C	441,862
Class I	11,363
Class R	100,931
Class Y	427,810

Shareholder communications:
Class A	19,950
Class B	420
Class C	3,490
Class I	68
Class R	427
Class Y	1,109

Custodian fees and expenses	85,663

Borrowing fees	28,445

Trustees’ compensation	26,938

Other	48,275

Total expenses	19,948,245
Less waivers and reimbursements of expenses	(57,984)

Net expenses	19,890,261

Net Investment Loss	(12,411,308)

17            OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$46,070,950
Affiliated companies	(29,992,840)
Foreign currency transactions	79,452,478

Net realized gain	95,530,588

Net change in unrealized appreciation/depreciation on:
Investments	228,859,429
Translation of assets and liabilities denominated in foreign currencies	(33,278,716)

Net change in unrealized appreciation/depreciation	195,580,713

Net Increase in Net Assets Resulting from Operations	$278,699,993

See accompanying Notes to Financial Statements.

18          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015

Operations
Net investment loss	$(12,411,308)	$(24,288,403)

Net realized gain	95,530,588	179,987,032

Net change in unrealized appreciation/depreciation	195,580,713	(76,322,397)

Net increase in net assets resulting from operations	278,699,993	79,376,232

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,498,534)	(6,275,736)
Class B	—	—
Class C	—	—
Class I	(417,267)	(415,153)
Class R	—	—
Class Y	(1,437,880)	(2,196,159)

	(4,353,681)	(8,887,048)

Distributions from net realized gain:
Class A	(13,245,759)	—
Class B	(214,901)	—
Class C	(2,674,555)	—
Class I	(441,197)	—
Class R	(559,977)	—
Class Y	(2,322,865)	—

	(19,459,254)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(58,190,130)	(225,384,156)
Class B	(9,163,957)	(23,973,455)
Class C	(6,444,447)	(42,085,243)
Class I	5,234,810	13,614,144
Class R	4,674,285	(7,545,804)
Class Y	23,210,941	(59,103,242)

	(40,678,498)	(344,477,756)

Net Assets
Total increase (decrease)	214,208,560	(273,988,572)

Beginning of period	3,053,749,996	3,327,738,568

End of period (including accumulated net investment loss of $91,650,361 and $74,885,372, respectively)	$3,267,958,556	$3,053,749,996

See accompanying Notes to Financial Statements.

19          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$39.42	$38.67	$38.11	$29.80	$26.21	$27.96

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.15)	(0.27)	(0.07)	(0.07)	0.09	0.05
Net realized and unrealized gain (loss)	3.88	1.13	0.63	8.71	3.65	(1.52)

Total from investment operations	3.73	0.86	0.56	8.64	3.74	(1.47)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.11)	0.00	(0.33)	(0.15)	(0.28)
Distributions from net realized gain	(0.25)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.30)	(0.11)	0.00	(0.33)	(0.15)	(0.28)

Net asset value, end of period	$42.85	$39.42	$38.67	$38.11	$29.80	$26.21

Total Return, at Net Asset Value[3]	9.45%	2.22%	1.47%	29.36%	14.35%	(5.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,237,629	$2,118,295	$2,293,999	$2,192,080	$1,863,475	$1,723,787

Average net assets (in thousands)	$2,193,281	$2,299,089	$2,422,818	$1,896,481	$1,838,208	$2,060,976

Ratios to average net assets:[4]
Net investment income (loss)	(0.71)%	(0.66)%	(0.17)%	(0.23)%	0.31%	0.18%
Expenses excluding specific expenses listed below	1.18%	1.18%	1.17%	1.21%	1.22%	1.20%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.18%	1.18%	1.17%	1.21%	1.22%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.18%	1.17%	1.21%	1.22%	1.20%

Portfolio turnover rate	6%	16%	16%	27%	57%	41%

20          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.18%
Year Ended September 30, 2015	1.18%
Year Ended September 30, 2014	1.17%
Year Ended September 30, 2013	1.21%
Year Ended September 28, 2012	1.22%
Year Ended September 30, 2011	1.20%

See accompanying Notes to Financial Statements.

21          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$35.71	$35.21	$34.98	$27.32	$24.10	$25.73

Income (loss) from investment operations:
Net investment loss[2]	(0.28)	(0.53)	(0.38)	(0.33)	(0.16)	(0.20)
Net realized and unrealized gain (loss)	3.51	1.03	0.61	8.02	3.38	(1.40)

Total from investment operations	3.23	0.50	0.23	7.69	3.22	(1.60)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.03)	0.00	(0.03)
Distributions from net realized gain	(0.25)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.25)	0.00	0.00	(0.03)	0.00	(0.03)

Net asset value, end of period	$38.69	$35.71	$35.21	$34.98	$27.32	$24.10

Total Return, at Net Asset Value[3]	9.04%	1.42%	0.66%	28.17%	13.36%	(6.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,070	$34,617	$57,192	$79,296	$87,841	$111,026

Average net assets (in thousands)	$31,509	$45,754	$71,794	$76,488	$102,521	$145,805

Ratios to average net assets:[4]
Net investment loss	(1.47)%	(1.43)%	(1.04)%	(1.14)%	(0.59)%	(0.73)%
Expenses excluding specific expenses listed below	1.94%	1.94%	2.01%	2.27%	2.24%	2.21%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.94%	1.94%	2.01%	2.27%	2.24%	2.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.94%	1.99%	2.14%	2.11%	2.12%

Portfolio turnover rate	6%	16%	16%	27%	57%	41%

22          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.94%
Year Ended September 30, 2015	1.94%
Year Ended September 30, 2014	2.01%
Year Ended September 30, 2013	2.27%
Year Ended September 28, 2012	2.24%
Year Ended September 30, 2011	2.21%

See accompanying Notes to Financial Statements.

23          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	March 31,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	2016	September	September	September	September	September
	(Unaudited)	30, 2015	30, 2014	30, 2013	28, 2012[1]	30, 2011

Per Share Operating Data
Net asset value, beginning of period	$35.75	$35.24	$34.99	$27.39	$24.13	$25.78

Income (loss) from investment operations:
Net investment loss[2]	(0.27)	(0.52)	(0.34)	(0.29)	(0.12)	(0.16)
Net realized and unrealized gain (loss)	3.50	1.03	0.59	8.02	3.38	(1.40)

Total from investment operations	3.23	0.51	0.25	7.73	3.26	(1.56)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.13)	0.00	(0.09)
Distributions from net realized gain	(0.25)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.25)	0.00	0.00	(0.13)	0.00	(0.09)

Net asset value, end of period	$38.73	$35.75	$35.24	$34.99	$27.39	$24.13

Total Return, at Net Asset Value[3]	9.03%	1.45%	0.72%	28.35%	13.51%	(6.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$410,429	$385,550	$420,778	$392,294	$340,428	$327,817

Average net assets (in thousands)	$401,954	$416,534	$438,648	$342,250	$345,798	$394,340

Ratios to average net assets:[4]
Net investment loss	(1.46)%	(1.41)%	(0.93)%	(0.98)%	(0.44)%	(0.58)%
Expenses excluding specific expenses listed below	1.94%	1.94%	1.92%	1.97%	1.97%	1.96%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.94%	1.94%	1.92%	1.97%	1.97%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.94%	1.92%	1.97%	1.97%	1.96%

Portfolio turnover rate	6%	16%	16%	27%	57%	41%

24          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.94%
Year Ended September 30, 2015	1.94%
Year Ended September 30, 2014	1.92%
Year Ended September 30, 2013	1.97%
Year Ended September 28, 2012	1.97%
Year Ended September 30, 2011	1.96%

See accompanying Notes to Financial Statements.

25          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$39.93	$39.18	$38.45	$30.07	$29.69

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.06)	(0.09)	0.13	0.03	0.10
Net realized and unrealized gain	3.94	1.13	0.60	8.82	0.28

Total from investment operations	3.88	1.04	0.73	8.85	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.29)	0.00	(0.47)	0.00
Distributions from net realized gain	(0.25)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.49)	(0.29)	0.00	(0.47)	0.00

Net asset value, end of period	$43.32	$39.93	$39.18	$38.45	$30.07

Total Return, at Net Asset Value[4]	9.68%	2.67%	1.90%	29.97%	1.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,192	$69,700	$55,279	$32,235	$1,400

Average net assets (in thousands)	$75,918	$67,065	$48,088	$20,251	$272

Ratios to average net assets:[5]
Net investment income (loss)	(0.27)%	(0.21)%	0.32%	0.10%	0.53%
Expenses excluding specific expenses listed below	0.75%	0.75%	0.74%	0.76%	0.76%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.75%	0.75%	0.74%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.74%	0.76%	0.76%

Portfolio turnover rate	6%	16%	16%	27%	57%

26          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.75%
Year Ended September 30, 2015	0.75%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.76%
Period Ended September 28, 2012	0.76%

See accompanying Notes to Financial Statements.

27          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$38.19	$37.46	$37.02	$28.96	$25.47	$27.19

Income (loss) from investment operations:
Net investment loss[2]	(0.19)	(0.36)	(0.18)	(0.18)	(0.01)	(0.04)
Net realized and unrealized gain (loss)	3.75	1.09	0.62	8.47	3.56	(1.48)

Total from investment operations	3.56	0.73	0.44	8.29	3.55	(1.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.23)	(0.06)	(0.20)
Distributions from net realized gain	(0.25)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.25)	0.00	0.00	(0.23)	(0.06)	(0.20)

Net asset value, end of period	$41.50	$38.19	$37.46	$37.02	$28.96	$25.47

Total Return, at Net Asset Value[3]	9.32%	1.95%	1.19%	28.88%	13.96%	(5.68)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,945	$85,548	$91,043	$99,915	$91,603	$85,798

Average net assets (in thousands)	$91,872	$91,765	$101,911	$90,808	$90,891	$100,460

Ratios to average net assets:[4]
Net investment loss	(0.96)%	(0.91)%	(0.46)%	(0.57)%	(0.04)%	(0.15)%
Expenses excluding specific expenses listed below	1.44%	1.43%	1.45%	1.56%	1.57%	1.54%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.44%	1.43%	1.45%	1.56%	1.57%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.43%	1.45%	1.56%	1.57%	1.53%

Portfolio turnover rate	6%	16%	16%	27%	57%	41%

28          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.44%
Year Ended September 30, 2015	1.43%
Year Ended September 30, 2014	1.45%
Year Ended September 30, 2013	1.56%
Year Ended September 28, 2012	1.57%
Year Ended September 30, 2011	1.54%

See accompanying Notes to Financial Statements.

29          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$39.82	$39.07	$38.40	$30.04	$26.43	$28.20

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.10)	(0.17)	0.04	0.01	0.18	0.14
Net realized and unrealized gain (loss)	3.91	1.13	0.63	8.77	3.67	(1.54)

Total from investment operations	3.81	0.96	0.67	8.78	3.85	(1.40)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.21)	0.00	(0.42)	(0.24)	(0.37)
Distributions from net realized gain	(0.25)	0.00	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.40)	(0.21)	0.00	(0.42)	(0.24)	(0.37)

Net asset value, end of period	$43.23	$39.82	$39.07	$38.40	$30.04	$26.43

Total Return, at Net Asset Value[3]	9.58%	2.46%	1.75%	29.69%	14.68%	(5.11)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413,694	$360,040	$409,448	$308,513	$243,585	$178,978

Average net assets (in thousands)	$389,369	$399,477	$405,921	$252,615	$217,386	$196,576

Ratios to average net assets:[4]
Net investment income (loss)	(0.46)%	(0.41)%	0.10%	0.04%	0.60%	0.48%
Expenses excluding specific expenses listed below	0.94%	0.94%	0.92%	0.95%	0.93%	0.92%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.94%	0.94%	0.92%	0.95%	0.93%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.94%	0.92%	0.95%	0.93%	0.92%

Portfolio turnover rate	6%	16%	16%	27%	57%	41%

30          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.94%
Year Ended September 30, 2015	0.94%
Year Ended September 30, 2014	0.92%
Year Ended September 30, 2013	0.95%
Year Ended September 28, 2012	0.93%
Year Ended September 30, 2011	0.92%

See accompanying Notes to Financial Statements.

31          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Global Opportunities Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

32          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

33          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund utilized $163,109,291 of capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will have no capital loss. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized

34          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

2. Significant Accounting Policies (Continued)

appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,511,598,987
Federal tax cost of other investments	14,162,428

Total federal tax cost	$2,525,761,415

Gross unrealized appreciation	$1,099,421,616
Gross unrealized depreciation	(360,120,143)

Net unrealized appreciation	$739,301,473

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time

35          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

36          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting

37          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$251,450,400	$444,199,740	$—	$695,650,140
Consumer Staples	—	36,855,595	—	36,855,595
Financials	—	151,017,541	—	151,017,541
Health Care	570,910,000	424,365,954	—	995,275,954
Industrials	93,190,000	238,825,307	—	332,015,307
Information Technology	503,894,406	219,694,281	—	723,588,687
Materials	—	162,824,301	—	162,824,301
Investment Company	154,571,503	—	—	154,571,503

Total Investments, at Value	1,574,016,309	1,677,782,719	—	3,251,799,028
Other Financial Instruments:
Forward currency exchange contracts	—	12,336,809	—	12,336,809

Total Assets	$1,574,016,309	$1,690,119,528	$—	$3,264,135,837

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(13,446,605)	$—	$(13,446,605)

Total Liabilities	$—	$(13,446,605)	$—	$(13,446,605)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

38          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

39          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the

40          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

5. Market Risk Factors (Continued)

direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as

41       OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $182,504,783 and $780,902,079, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails

42 OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Use of Derivatives (Continued)

to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations

43       OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral.
Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$6,662,850	$ (5,973,360)	$–	$–	$689,490
Deutsche Bank AG	5,039,338	(5,039,338)	–	–	–
JPMorgan Chase Bank NA	634,621	–	–	–	634,621

	$12,336,809	$ (11,012,698)	$–	$–	$1,324,111

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(5,973,360)	$ 5,973,360	$–	$–	$–
Deutsche Bank AG.	(7,473,245)	5,039,338	–	–	(2,433,907)

	$(13,446,605)	$ 11,012,698	$–	$–	$(2,433,907)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

44          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$12,336,809	Unrealized depreciation on foreign currency exchange contracts	$13,446,605

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Forward currency exchange contracts	$ 80,907,717

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies

Foreign exchange contracts	$ (45,976,959)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	3,714,273	$154,973,556	7,232,357	$291,862,897
Dividends and/or distributions reinvested	347,817	14,938,733	147,847	5,882,813
Redeemed	(5,579,903)	(228,102,419)	(12,960,524)	(523,129,866)

Net decrease	(1,517,813)	$(58,190,130)	(5,580,320)	$(225,384,156)

Class B
Sold	16,999	$638,748	17,598	$639,282
Dividends and/or distributions reinvested	5,329	207,115	—	—
Redeemed	(266,209)	(10,009,820)	(672,669)	(24,612,737)

Net decrease	(243,881)	$(9,163,957)	(655,071)	$(23,973,455)

45          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	697,094	$26,341,373	990,586	$36,634,952
Dividends and/or distributions reinvested	63,975	2,489,937	—	—
Redeemed	(949,716)	(35,275,757)	(2,145,023)	(78,720,195)

Net decrease	(188,647)	$(6,444,447)	(1,154,437)	$(42,085,243)

Class I
Sold	367,666	$15,814,363	731,883	$29,932,228
Dividends and/or distributions reinvested	19,539	847,379	10,161	408,156
Redeemed	(281,438)	(11,426,932)	(407,479)	(16,726,240)

Net increase	105,767	$5,234,810	334,565	$13,614,144

Class R
Sold	488,712	$19,431,891	689,220	$26,987,090
Dividends and/or distributions reinvested	12,572	523,503	—	—
Redeemed	(381,163)	(15,281,109)	(879,471)	(34,532,894)

Net increase (decrease)	120,121	$4,674,285	(190,251)	$(7,545,804)

Class Y
Sold	1,848,480	$77,562,800	2,721,463	$110,164,701
Dividends and/or distributions reinvested	76,571	3,316,290	47,100	1,889,655
Redeemed	(1,398,190)	(57,668,149)	(4,206,508)	(171,157,598)

Net increase (decrease)	526,861	$23,210,941	(1,437,945)	$(59,103,242)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$176,558,461	$235,546,671

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1.0 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Over $6.0 billion	0.63

46          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	41,322
Accumulated Liability as of March 31, 2016	284,521

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

47          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

48          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

9. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2016	$199,163	$4,364	$13,869	$7,955

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $57,984 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

49          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

11. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

50          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Opportunities Fund	12/11/15	0.0%	100.0%	0.0%

52          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Frank Jennings, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc.  All Rights reserved.

53          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

54          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

55          OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0215.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Opportunities Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016